FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1994-2

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


     Due Period Ending                                      AUGUST 31, 1997
     Determination Date                                     September 8, 1997
     Distribution Date                                      September 15, 1997

                                                            -------------
     Class A Accumulation Period ("Y" or "N")?                   N
                                                            -------------
                                                            -------------
     Class B Accumulation Period ("Y" or "N")?                   N
                                                            -------------
                                                            -------------
     Early Amortization Period ("Y" or "N")?                     N
                                                            -------------
                                                            -------------
     Class B Investor Amount paid in full ("Y" or "N")?          N
                                                            -------------


     MASTER TRUST INFORMATION

     Receivables

     1.     The aggregate amount of Eligible Receivables as of the end of
            the last day of the relevant Due Period                                 $  1,044,144,546.83

     2.     The aggregate amount of Principal Receivables as of the end
            of the last day of the relevant Due Period                              $  1,019,617,888.90

     3.     The aggregate amount of Finance Charge Receivables as of
            the end of the last day of the relevant Due Period                      $     24,526,657.93

     4.     The aggregate amount of Discount Option Receivables as of
                                                                                       ----------------
            the last day of the relevant Due Period                                 $              0.00
                                                                                       ----------------

     5.     The Transferor Amount as of the end of the last day of the
            relevant Due Period                                                     $     49,617,888.90

     6.     The minimum Transferor Amount as of the end of the last
            day of the relevant Due Period                                          $     37,151,029.75

     7.     The Excess Funding Account Balance as of the end of the
            last day of the relevant Due Period                                     $              0.00

     8.     The aggregate principal balance of Receivables determined to be
            Receivables of Defaulted Accounts for the relevant Due Period           $      7,394,268.09

     9.     The aggregate amount of Recoveries for the relevant Due Period          $      1,350,269.88

     10.    The Default Amount for the relevant Due Period                                 6,043,998.21
                                                                                           6,043,998.21

     Collections

     11.    The aggregate amount of Collections of Principal Receivables
            for the relevant Due Period                                             $     92,072,415.64

     12.    The aggregate amount of Collections of Finance Charge
            Receivables for the relevant Due Period                                 $     16,355,758.03

     13.    The aggregate amount of interest earnings (net of losses
            and investment expenses) on the Excess Funding
            Account for the relevant Due Period                                     $              0.00

     14.    The aggregate amount of Collections processed for the relevant
            Due Period (sum of lines 9+11+12+13)                                    $    109,778,443.55

                                                                                       ----------------
     15.    The average Discount Percentage for the relevant Due Period             %              0.00%
                                                                                       ----------------


     Invested Amounts

     16.    The Series 1994-1 Invested Amount as of the end of the last                   45,000,000
            day of the relevant Due Period                                          $     45,000,000

     17.    The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    308,000,000
                   b.  Class B                                                      $     36,000,000
                   c.  Collateral Indebtedness Interest                             $     50,000,000
                   d. Class D                                                       $      6,000,000
                                                                                      --------------
                   e.  Total Invested Amount (sum of a - d)                         $    400,000,000
                                                                                         400,000,000
     18.    The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    216,000,000
                   b.  Class B                                                      $     30,000,000
                   c.  Collateral Indebtedness Interest                             $     39,000,000
                   d. Class D                                                       $     15,000,000
                                                                                      --------------
                   e.  Total Invested Amount (sum of a - d)                         $    300,000,000
                                                                                         300,000,000

     19.    The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    162,000,000
                   b.  Class B                                                      $     22,500,000
                   c.  Collateral Indebtedness Interest                             $     29,250,000
                   d. Class D                                                       $     11,250,000
                                                                                      --------------
                   e.  Total Invested Amount (sum of a - d)                         $    225,000,000
                                                                                         225,000,000

     20.    The aggregate Invested Amount across all series of Investor
            Certificates outstanding as of the end of the last day of the
            relevant Due Period                                                     $    970,000,000
                                                                                         970,000,000

     Investor Amounts

     21.    The Series 1994-1 Investor Amount as of the end of the last
            day of the relevant Due Period                                          $     45,000,000

     22.    The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    308,000,000
                   b.  Class B                                                      $     36,000,000
                   c.  Collateral Indebtedness Interest                             $     50,000,000
                   d. Class D                                                       $      6,000,000
                   e.  Total Investor Amount (sum of a - d)                         $    400,000,000
                                                                                         400,000,000
     23.    The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    216,000,000
                   b.  Class B                                                      $     30,000,000
                   c.  Collateral Indebtedness Interest                             $     39,000,000
                   d. Class D                                                       $     15,000,000
                   e.  Total Investor Amount (sum of a - d)                         $    300,000,000
                                                                                         300,000,000

     24.    The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                      $    162,000,000
                   b.  Class B                                                      $     22,500,000
                   c.  Collateral Indebtedness Interest                             $     29,250,000
                   d. Class D                                                       $     11,250,000
                   e.  Total Investor Amount (sum of a - d)                         $    225,000,000
                                                                                         225,000,000

     25.    The aggregate Investor Amount across all series of Investor
            Certificates outstanding as of the end of the last day of the
            relevant Due Period                                                     $    970,000,000


     Series 1994-2 Allocation Percentages

     26.    The Fixed Percentage with respect to the relevant
            Due Period
                   a.  Class A                                                      %              0.00%
                   b.  Class B                                                      %              0.00%
                   c.  Collateral Indebtedness Interest                             %              0.00%
                   d.  Class D                                                      %              0.00%
                                                                                       ----------------
                   e.  Series 1994-2 Total                                                         0.00%
                                                                                       ----------------

     27.    The Floating Percentage with respect to the relevant
            Due Period
                   a.  Class A                                                      %             30.11%
                   b.  Class B                                                      %              3.52%
                   c.  Collateral Indebtedness Interest                             %              4.89%
                   d.  Class D                                                      %              0.59%
                                                                                       ----------------
                   e.  Series 1994-2 Total                                                        39.10%
                                                                                       ----------------



     Allocation of Collections

     28.    The Series 1994-2 allocation of Collections of Principal
            Receivables for the relevant Due Period (line 25 times
            line 11)
                   a.  Class A                                                      $     27,721,557.24
                   b.  Class B                                                      $      3,240,182.02
                   c.  Collateral Indebtedness Interest                             $      4,500,252.80
                   d.  Class D                                                      $        540,030.34
                                                                                       ----------------
                   e.  Series 1994-2 Total                                          $     36,002,022.39
                                                                                       ----------------
                                                                                          36,002,022.39

     29.    The Series 1994-2 allocation of Collections of Finance
            Charge Receivables for the relevant Due Period (line 25
            times line 12)
                   a.  Class A                                                      $      4,924,461.70
                   b.  Class B                                                      $        575,586.43
                   c.  Collateral Indebtedness Interest                             $        799,425.60
                   d.  Class D                                                      $         95,931.07
                                                                                       ----------------
                   e.  Series 1994-2 Total                                          $      6,395,404.80
                                                                                       ----------------
                                                                                           6,395,404.80

     Portfolio Yield and Delinquencies

     30.    The Portfolio Yield for the relevant Due Period (including
            Shared Excess Finance Charge Collections, if allocated)
            with respect to Series 1994-2                                           %             12.10%

     31.    The 3-month average Portfolio Yield for the three most recent
            Due Periods                                                             %             14.87%

     32.    The Base Rate for the relevant Due Period                               %              9.55%

     33.    The 3-month average Base Rate for the three most recent
            Due Periods                                                             %              9.71%

     34.    Average Portfolio Yield less average Base Rate                          %              5.16%

     35.    The amount of Shared Excess Finance Charge Collections
            allocable to Series 1994-2 with respect to any Finance Charge
            Shortfall in such Series for the relevant Due Period                    $              0.00

     36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                       ----------------
                        (a)     Delinquent 31 to 60 days                            $     28,268,497.18
                                                                                       ----------------
                        (b)     Delinquent 61 to 90 days                            $     15,609,143.88
                                                                                       ----------------
                        (c)     Delinquent 91 days or more                          $     29,754,614.36
                                                                                       ----------------




     Determination of Monthly Interest

     37.    Class A Monthly Interest:
                   a.  Class A Monthly Interest                                     $      2,053,333.33
                   b.  Funds allocated and available to pay Class A
                        Monthly Interest for relevant Due Period (4.3a)             $      4,924,461.70
                   c.  Class A Interest Shortfall (a less b)                        $              0.00
                   d.  Class A Additional Interest                                  $              0.00

     38.    Class B Monthly Interest:
                   a.  Class B Monthly Interest                                     $        246,000.00
                   b.  Funds allocated and available to pay Class B
                        Monthly Interest for relevant Due Period (4.3b)             $        575,586.43
                   c.  Class B Interest Shortfall (a less b)                        $              0.00
                   d.  Class B Additional Interest                                  $              0.00

     39.    Collateral Monthly Interest and Class D Monthly Interest:
                   a.  Collateral/Class D Monthly Interest                          $        302,594.44
                   b.  Funds allocated and available to pay Collateral/
                        Class D Monthly Interest for relevant Due Period            $        895,356.67
                   c.  Collateral/Class D Interest Shortfall (a less b)             $              0.00
                   d.  Collateral/Class D Additional Interest                       $              0.00

     Determination of Monthly Principal

     40.    Class A Monthly Principal (pursuant to section 4.4a):
               (X).a.  Fixed Allocation Percentage of Principal Receivable
                       Collections + Shared - Reallocted Coll. Applied              $              0.00
               (Y).a.  Controlled Accumulation Amount                               $              0.00
                   b.  Deficit Controlled Accumulation Amount                       $              0.00
                   c.  Controlled Deposit Amount                                    $              0.00
               (Z).a.  Class A Invested Amount                                      $    308,000,000.00
            Class A Monthly Principal (the least of x,y,z)                          $              0.00

     41.    Class B Monthly Principal (pursuant to section 4.4b)
            (distributable only after payout of Class A)
               (X).a.  Fixed Allocation Percentage of Principal Receivable
                       Collections + Shared - Reallocted Collections
                       Applied - Class A Monthly Principal Applications             $              0.00
               (Y).a.  Controlled Accumulation Amount                               $              0.00
                   b.  Deficit Controlled Accumulation Amount                       $              0.00
                   c.  Controlled Deposit Amount                                    $              0.00
               (Z).a.  Class B Invested Amount                                      $     36,000,000.00
            Class B Monthly Principal (the least of x,y,z)                          $              0.00

     42.    Collateral Monthly Principal
                   a.  pursuant to 4.4c (i) prior to occurrence of
                       Early Amortization or payment in full of the
                       Class B Investor Amount (optional)                           $              0.00
                   b.  pursuant to 4.4c (ii) prior to occurrence of
                       Early Amortization or payment in full of the
                       Class B Investor Amount                                      $              0.00


     Available Funds

     43.    Class A Available Funds
                   a.  Class A Finance Charge allocation (line 29a)                 $      4,924,461.70
                   b.  Prior to Class B Principal Commencement Date, the
                       amount of Principal Funding Investment Proceeds for
                       such prior Due Period                                        $              0.00
                   c.  Any amount of Reserve Account withdrawn and
                      included in Class A Available Funds (section 4.14d)           $              0.00
                   d.  Class A Available Funds (sum a-c)                            $      4,924,461.70

     44.    Class B Available Funds
                   a.  Class B Finance Charge allocation (line 29b)                 $        575,586.43
                   b.  On or After Class B Principal Commencement Date, the
                       amount of Principal Funding Investment Proceeds for
                       such prior Due Period                                        $              0.00
                   c.  Any amount of Reserve Account withdrawn and
                      included in Class B Available Funds (section 4.14d)           $              0.00
                   d.  Class B Available Funds (sum a-c)                            $        575,586.43

     45.    Collateral Available Funds:
                   a.  Collateral Finance Charge allocation (line 29c)              $        799,425.60

     46.    Class D Available Funds
                   a.  Class D Finance Charge allocation (line 29d)                 $         95,931.07


     Reallocated Principal Collections

     47.    Class D Subordinated Principal Collections (to the extent               $              0.00
            needed to fund Required Amounts)

     48.    Collateral Subordinated Principal Collections (to the extent            $              0.00
            needed to fund Required Amounts)

     49.    Class B Subordinated Principal Collections (to the extent               $              0.00
            needed to fund Required Amounts)

     50.    Total Reallocated Principal Collections                                 $              0.00
                                                                                                   0.00

     Investor Default Amounts

     51.    Class A Investor Default Amount                                         $      1,819,752.87
                                                                                    %              7.11%

     52.    Class B Investor Default Amount                                         $        212,698.39
                                                                                    %              7.11%

     53.    Collateral Investor Default Amount                                      $        295,414.43
                                                                                    %              7.11%

     54.    Class D Investor Default Amount                                         $         35,449.73
                                                                                    %              7.11%

     55.    Aggregate Investor Default Amount                                       $      2,363,315.41

                                                                                    %              7.11%
     Allocable Amounts for Series 1994-2

     56.    The Allocable Amount for Series 1994-2 as of the end of the
            relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
                 Class A                                                            $      1,819,752.87
                 Class B                                                            $        212,698.39
                 Class C                                                            $        295,414.43
                 Class D                                                            $         35,449.73
                                                                                       ----------------
            Aggregate Allocable Amount                                              $      2,363,315.41


     Required Amounts for Series 1994-2

     57.    Class A Required Amount (section 4.5a)
                   a.  Class A Monthly Interest for current Distribution
                       Date                                                         $      2,053,333.33
                   b.  Class A Monthly Interest previously due but not
                       paid                                                         $              0.00
                   c.  Class A Additional Interest for prior Due Period
                       or previously due but not paid                               $              0.00
                   d.  Class A Allocable Amount                                     $      1,819,752.87
                   e.  Class A Servicing Fee (if FNANB is no longer
                       servicer)                                                    $              0.00
                   f.  Class A Available Funds                                      $      4,924,461.70
                   g.  Class A Required Amount (sum of a-e minus f)                 $              0.00

     58.    Class B Required Amount (section 4.5b)
                   a.  Class B Monthly Interest for current Distribution
                       Date                                                         $        246,000.00

                   b.  Class B Monthly Interest previously due but not
                       paid                                                         $              0
                   c.  Class B Additional Interest for prior Due Period
                       or previously due but not paid                               $              0
                   d.  Class B Servicing Fee (if FNANB is no longer
                       servicer)                                                    $              0
                   e.  Class B Available Funds                                      $        575,586.43
                   f.  Excess of Class B Allocable Amount over
                       funds available to make payments (section 4.8d)              $              0.00
                   g.  Class B Required Amount ((sum of a-d) minus e                $
                       plus f)                                                                     0.00



     59.    Collateral/Class D Required Amount (section 4.5c,d)
                   a.  Collateral/Class D Monthly Interest for current
                       Distribution date                                            $        302,594.44
                   b.  Collateral/Class D Monthly Interest previously
                       due but not paid                                             $              0.00
                   c.  Collateral/Class D Additional Interest for prior
                       Due Period or previously due but not paid                    $              0.00
                   d.  Collateral/Class D Servicing Fee (if FNANB is
                       no longer servicer)                                          $              0.00
                   e.  Collateral/Class D Available Funds                           $        895,356.67
                   f.  Excess of Collateral/Class D Allocable Amount
                       amount over funds available to make payments                 $              0.00
                   g.  Collateral/Class D Required Amount ((sum of
                       a-d) minus e plus f)                                         $              0.00


     Investor Charge-Offs

     60.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
            Amount and Class D Invested Amount
                   a.  Class A                                                      $              0.00
                   b.  Class B                                                      $              0.00
                   c.  Collateral Indebtedness Amount                               $              0.00
                   d.  Class D                                                      $              0.00

     61.    The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
            Invested Amount
                   a.  Class B                                                      $              0.00
                   b.  Collateral Indebtedness Amount                               $              0.00
                   c.  Class D                                                      $              0.00

     62.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                   a.  Collateral Indebtedness Amount                               $              0.00
                   b.  Class D                                                      $              0.00


     Servicing Fee
            (2% of total Invested Amount)
     63.    Class A Servicing Fee for the relevant Due Period                       $        513,333.33

     64.    Class B Servicing Fee for the relevant Due Period                       $         60,000.00

     65.    Collateral Servicing Fee for the relevant Due Period                    $         83,333.33

     66.    Class D Servicing Fee for the relevant Due Period                       $         10,000.00




     Enhancement
                  (14% of total Invested Amount)
     67.    Required Enhancement Amount
                   a. Invested Amount as of the last day of relevant Due
                       Period                                                       $    400,000,000.00
                   b.  Required Enhancement Amount (line a times 14%)                     56,000,000.00

     68.    Enhancement Surplus
                   a.  Amount on Deposit in the Cash Collateral Account             $              0.00
                   b.  Collateral Indebtedness Amount                               $     50,000,000.00
                   c.  Class D Invested Amount                                      $      6,000,000.00
                   d.  Required Enhancement Amount                                  $     56,000,000.00
                   e.  Enhancement Surplus ((sum of a-c)less d)                     $              0.00
                   f.  Enhancement deficiency, deposit excess Finance
                       Charge to Cash Collateral Account                            $              0.00


     Reserve Account

     69.    Lowest historical 3 month average Portfolio Yield less 3 month
            average Base Rate (must be > 4%, or line 70 will adjust accordingly)    %              5.07%

     70.    Reserve Account Funding Date (based on line 69)                                08/15/98

     71.    Required Reserve Account Amount (after the Reserve Account
            Funding Date, 0.5% times the Class A Investor Amount)                   $      1,540,000.00

     72.    Available Reserve Account Amount
                   a.  Amount of deposit in the Reserve Account on the
                       relevant Distribution Date                                   $              0.00
                   b.  Required Reserve Account Amount (line 71)                    $      1,540,000.00
                   c.  Available Reserve Account Amount                             $              0.00


     Principal Funding Account

     73.    Principal Funding Account Balance as of prior Distribution Date         $              0.00

     74.    Deposit to the Principal Funding Account on the current
            Distribution Date                                                       $              0.00

     75.    Withdrawal from the Principal Funding Account on the Current
            Distribution Date                                                       $              0.00

     76.    Principal Funding Account Balance as of the current
            Distribution Date                                                       $              0.00

     77. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.


           IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of September, 1997


                                    FIRST NORTH AMERICAN NATIONAL BANK,
                                    as Servicer


                                    By ____________________________________
                                    Name:  Frederick G. Kraegel
                                    Title:  President